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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004


                                    FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934





        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 31, 2001



                             HEWLETT-PACKARD COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          CALIFORNIA                       1-4423                94-1081436
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)





                               3000 HANOVER STREET
                               PALO ALTO, CA 94304
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (650) 857-5020
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.  OTHER EVENTS

         On August 31, 2001, the Board of Directors of Hewlett-Packard Company, a Delaware corporation (the "Company"), declared a dividend of one (1) Preferred Share Purchase Right (collectively, the "Rights") on each share of Common Stock, par value $0.01 per share, of the Company ("Company Common Stock") outstanding as of the close of business on September 17, 2001. The terms of the Rights are governed by a Preferred Stock Rights Agreement, dated as of August 31, 2001 (the "Rights Agreement"), between the Company and Computershare Investor Services, LLC, a copy of which is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

         On September 4, 2001, the Company entered into an Agreement and Plan of Reorganization (the "Merger Agreement") by and among the Company, Heloise Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), and Compaq Computer Corporation, a Delaware corporation ("Compaq"). Pursuant to the Merger Agreement, Merger Sub will be merged with and into Compaq with Compaq continuing as the surviving corporation and a wholly-owned subsidiary of the Company (the "Merger"). As a result of the Merger, each issued and outstanding share of Common Stock, par value $0.01 per share, of Compaq ("Compaq Common Stock") will be automatically converted into the right to receive 0.6325 of a validly issued, fully paid and nonassessable share (the "Exchange Ratio") of Company Common Stock. In addition, the Company will assume all options or other rights to purchase capital stock of Compaq outstanding under Compaq's existing stock option plans, excluding Compaq's stock purchase plans, and each such option or other right to purchase capital stock of Compaq will be or will later become exercisable for shares of the Company Common Stock rather than shares of Compaq Common Stock, in a number adjusted to reflect the Exchange Ratio, and at an exercise price adjusted to reflect the Exchange Ratio. The consummation of the Merger is subject to the approval of the stockholders of the Company and Compaq, receipt of necessary approvals under United States and applicable foreign antitrust laws, SEC clearance and other customary closing conditions. The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. A copy of the Merger Agreement is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

         On September 3, 2001, the Company and Compaq issued a joint press release announcing that the Company and Compaq had entered into the Merger Agreement, and that the Board of Directors of the Company had declared a dividend of the Rights and entered into the Rights Agreement. The joint press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

          2.1 Agreement and Plan of Reorganization, dated as of September 4, 2001, by and among Hewlett-Packard Company, a Delaware corporation, Heloise Merger Corporation, a Delaware corporation and direct wholly-owned subsidiary of Hewlett-Packard Company, and Compaq Computer Corporation, a Delaware corporation.

          4.1 Preferred Stock Rights Agreement, dated as of August 31, 2001, between Hewlett-Packard Company, a Delaware corporation, and Computershare Investor Services, LLC.

         99.1 Joint press release of Hewlett-Packard Company and Compaq Computer Corporation, issued on September 3, 2001.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HEWLETT-PACKARD COMPANY


Date:  September 4, 2001                     By: /s/ Charles N. Charnas
                                                 -----------------------
                                                 Charles N. Charnas
                                                 Assistant Secretary


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                                  EXHIBIT INDEX

Exhibit
NUMBER

 2.1     Agreement and Plan of Reorganization, dated as of September 4,
         2001, by and among Hewlett-Packard Company, a Delaware corporation, Heloise Merger Corporation, a Delaware corporation and direct wholly-owned subsidiary of Hewlett-Packard Company, and Compaq Computer Corporation, a Delaware corporation.

 4.1 Preferred Stock Rights Agreement, dated as of August 31, 2001, between Hewlett-Packard Company, a Delaware corporation, and Computershare Investor Services, LLC.

99.1 Joint press release of Hewlett-Packard Company and Compaq Computer Corporation, issued on September 3, 2001.






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